UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2020

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31293	77-0487526
(Commission File Number)	(IRS Employer Identification No.)

One Lagoon Drive, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 598-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common stock, par value $0.001 per share	EQIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Equinix, Inc. (“Equinix”) is filing as Exhibit 99.1 (which is incorporated by reference herein) a description of the material United States federal income tax considerations relating to Equinix’s qualification and taxation as a real estate investment trust for United States federal income tax purposes and the acquisition, ownership and disposition of Equinix’s stock. This description contained in Exhibit 99.1 replaces and supersedes prior descriptions of the federal income tax treatment of Equinix and its stockholders to the extent they are inconsistent with the description contained in this Form 8-K and any reference to a prior description shall be deemed to be a reference to this description.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

8.1	Opinion of Sullivan & Worcester LLP as to tax matters. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

99.1	Material United States Federal Income Tax Considerations. (Filed herewith.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: February 21, 2020